Exhibit 10.2

SEVEN HILLS REALTY TRUST

7,532,861 Shares of Beneficial Interest
Issuable Upon Exercise of Transferable Rights
to Subscribe for Such Shares

DEALER MANAGER AGREEMENT

New York, New York October 30, 2025

UBS Securities LLC
11 Madison Avenue
New York, New York 10010

Ladies and Gentlemen:

Seven Hills Realty Trust, a Maryland real estate investment trust (the “Company”) and Tremont Realty Capital LLC, a Maryland limited liability company (the “Manager”) hereby confirms the agreement with and appointment of UBS Securities LLC to act as exclusive dealer manager (the “Dealer Manager”) in connection with the issuance by the Company to the holders of record (the “Record Date Shareholders”) at the close of business on the record date set forth in the Prospectus (as defined herein) (the “Record Date”) transferable rights entitling such Record Date Shareholders to subscribe for up to an aggregate of 7,532,861 common shares of beneficial interest (each a “Share” and, collectively, the “Shares”), par value $0.001 per share (the “Common Shares”), of the Company (the “Offer”). Pursuant to the terms of the Offer, the Company is issuing each Record Date Shareholder two transferable rights (each a “Right” and, collectively, the “Rights”) for each Common Share held by such Record Date Shareholder on the Record Date. Such Rights entitle their holders to acquire during the subscription period set forth in the Prospectus (the “Subscription Period”), at the price set forth in such Prospectus (the “Subscription Price”), one Share for each two Rights exercised (except that any Record Date Shareholder who is issued fewer than two Rights will be able to subscribe for one full Share pursuant to the primary subscription), on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Record Date Shareholder who fully exercises all Rights initially issued to such Record Date Shareholder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to certain limitations and subject to allocation, additional Shares (the “Over-Subscription Privilege”), on the terms and conditions set forth in the Prospectus. The Rights are transferable and are expected to be admitted for trading on the Nasdaq Stock Market (the “Nasdaq”) under the symbol “SEVNR.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-290401), including the prospectus contained therein (the “Base Prospectus”), under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Commission under the Securities Act (the “Rules and Regulations”), which has been declared effective by the Commission, and has filed a prospectus supplement to the Base Prospectus, related to such registration statement on Form S-3 for the issuance of the Rights (the “Prospectus Supplement”). The term “Registration Statement” means the registration statement, allowing for delayed offerings pursuant to Rule 415 under the Rules and Regulations, as amended, at the time it becomes or became effective, including financial statements and all exhibits and all documents, if any, incorporated therein by reference, and any information deemed to be included by Rule 430B under the Rules and Regulations. The term “Prospectus” means (except as otherwise specified herein) (i) the Base Prospectus and (ii) the Prospectus Supplement.

As used herein, “Issuer Free Writing Prospectus” means any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy in connection with the Offer.

The Prospectus, any Issuer Free Writing Prospectus and any letters to owners of Common Shares of the Company, subscription certificates and other forms used to exercise rights, brochures, wrappers, any letters from the Company to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Company may use, approve, prepare or authorize for use in connection with the Offer are collectively referred to hereinafter as the “Offering Materials.”

1.	Representations and Warranties.

(a)	The Company represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the date of the commencement of the Offer (such date being hereinafter referred to as the “Representation Date”) and as of the Expiration Date (as defined below) that:

(i)	The Company meets the requirements for use of Form S-3 under the Securities Act and the Rules and Regulations. At the time the Registration Statement became or becomes effective, the Registration Statement did or will contain all statements required to be stated therein in accordance with, and did or will comply with the requirements of the Securities Act and the Rules and Regulations and did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. From the time the Registration Statement became or becomes effective through the expiration date of the Offer set forth in the Prospectus, as it may be extended as provided in the Prospectus (the “Expiration Date”), the Offering Materials will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Offering Materials made in reliance upon and in conformity with information relating to the Dealer Manager furnished to the Company by the Dealer Manager expressly for use in the Registration Statement or Offering Materials.

(ii)	The Company (A) has been duly formed and has legal existence as a real estate investment trust and is in good standing under the laws of the State of Maryland, (B) has power and authority to conduct its business as described in the Registration Statement and the Prospectus, (C) owns, possesses or has obtained and currently maintains all necessary licenses, permits, consents, orders, approvals and other authorizations (collectively, the “Licenses and Permits”), whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus, (D) has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and (E) is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except with respect to (C), (D) and (E), where such failure would not have a material adverse effect upon the Company’s condition (financial or otherwise), earnings, business affairs, business prospects, management, properties, net assets or results of operation or this offering (a “Company Material Adverse Effect”). The Company has no subsidiaries (as defined under the Securities Act) other than those subsidiaries listed on Schedule A hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each direct and indirect Subsidiary has been duly formed and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full power and authority (corporate or other) to conduct its business as described in the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification.

(iii)	[Reserved].

(iv)	Deloitte & Touche LLP, the independent registered public accounting firm that certified the financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Rules and Regulations and by the rules of the Public Company Accounting Oversight Board.

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(v)	The financial statements of the Company, together with the related notes and schedules thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Company as of the dates or for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(vi)	The Company has an authorized and outstanding capitalization as set forth in the Prospectus; the issued and outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable and conform in all material respects to the description thereof in the Prospectus under the heading “Description of Shares of Beneficial Interest — Common Shares”; the Rights have been duly authorized by all requisite action on the part of the Company for issuance pursuant to the Offer; the certificates, if any, for the Shares are in due and proper form; the Shares have been duly authorized by all requisite action on the part of the Company for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Company pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and nonassessable; and the Shares and the Rights conform in all material respects to the statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials. No person is entitled to any preemptive or other similar rights with respect to the issuance of each of the Rights and the Shares.

(vii)	Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business or incident to its organization, (B) there has not been any material change in the Common Shares or long-term debt of the Company, or any event that resulted in a Company Material Adverse Effect, (C) there has been no dividend or distribution declared or paid in respect of the Company’s capital stock (other than ordinary or customary distributions declared and paid in the ordinary course) and (D) the Company has not incurred any long-term debt.

(viii)	Neither the issuance of the Rights, nor the issuance and sale of the Shares upon the exercise of the Rights, nor the execution, delivery, performance and consummation by the Company of any other of the transactions contemplated in this Agreement, nor the consummation of the transactions contemplated in this Agreement or in the Registration Statement nor the fulfillment of the terms thereof will (A) violate the Declaration of Trust, By-Laws or similar organizational documents of the Company, (B) conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject (other than those expressly created by any Company Agreement), except such as would not reasonably be expected to have a Company Material Adverse Effect, or (C) result in any violation of any order, law, rule or regulation of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Company or having jurisdiction over the Company or any of its material properties, other than state securities or “blue sky” laws.

(ix)	Except as set forth in the Registration Statement, there is no pending or, to the knowledge of the Company, threatened action, suit, claim, investigation, inquiry or proceeding affecting the Company or to which the Company is a party before or by any court or governmental agency, authority or body or any arbitrator which is of a character required by the Securities Act or the Rules and Regulations to be described in the Registration Statement.

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(x)	There are no franchises, contracts or other documents of the Company that are required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference therein as required by the Securities Act or the Rules and Regulations.

(xi)	There is no relationship, direct or indirect, that exists between or among the Company or any of the Subsidiaries on the one hand, and the Trustees, officers or shareholders of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus, which is not so described.

(xii)	No consent, approval, authorization, notification or order of, or filing with, or the issuance of any license or permit by, any federal, state, local or foreign court or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization or other non-governmental regulatory authority, securities exchange or association, whether foreign or domestic, is required by the Company for the consummation by the Company of the transactions to be performed by the Company or the performance by the Company of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Registration Statement, except such as (i) have been obtained or (ii) may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), Nasdaq or under state securities or “blue sky” laws, or (iii) the failure to obtain which would not reasonably be expected to have a Company Material Adverse Effect.

(xiii)	The Company is not currently in material breach of, or in material default under, any written agreement or instrument to which it is a party or by which it or its property is, to the knowledge of the Company, bound or affected.

(xiv)	There are no transfer taxes or similar fees or charges under federal law or laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the distribution of the Rights or the issuance and sale of the Shares pursuant to the terms of the Offering, except for transfer taxes or similar fees or charges that will not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(xv)	The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable years ended December 31, 2020 through December 31, 2024. The Company’s organization and present and proposed method of operation (as described under the caption “Material United States Federal Income Tax Considerations—Taxation as a REIT” in Part I, Item 1 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024) will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2025 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT set forth under the caption “Material United States Federal Income Tax Considerations—Taxation as a REIT” in Part I, Item 1 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 are correct in all material respects.

(xvi)	No person has any right to the registration of any securities of the Company because of the filing of the Registration Statement with the Commission. No person has tag along rights or other similar rights included in the transaction contemplated by this Agreement.

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(xvii)	The Common Shares have been duly listed on Nasdaq and prior to their issuance the Shares and the Rights will have been admitted for trading and the Shares will have been duly approved for listing, subject to official notice of issuance, on Nasdaq.

(xviii)	The Company (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Company (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Securities Exchange Act of 1934 (the “Exchange Act”)) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of the Rights pursuant to this Agreement).

(xix)	Other than the Offering Materials, the Company has not, without the written permission of the Dealer Manager, used, approved, prepared or authorized any letters to beneficial owners of the Common Shares of the Company, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees or any newspaper announcements or other offering materials and information in connection with the Offer; provided, however, that any use of transmittal documentation and subscription documentation independently prepared by the Dealer Manager, broker-dealers, directors, nominees or other financial intermediaries shall not cause a violation of this Section 1(a)(xviii).

(xx)	The Offering Materials complied and will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations.

(xxi)	The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxii)	The Company has established and maintains disclosure controls and procedures, in compliance with the Rules and Regulations, designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within the Company, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company is not aware of any material weakness in its internal controls over financial reporting. The Company’s independent registered public accounting firm and the Audit Committee of the Board of Trustees of the Company have been advised of: (A) any significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud that involves management or other employees who have a role in the Company’s internal controls over financial reporting; any material weaknesses in the Company’s internal controls over financial reporting have been identified for the Company’s independent registered public accounting firm; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting or in other factors that could affect internal controls over financial reporting, including any corrective actions with regard to any significant deficiencies and material weaknesses.

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(xxiii)	The Company and its officers and trustees, in their capacities as such, are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder in all material respects.

(xxiv)	The Company’s Board of Trustees has validly appointed an audit committee whose composition satisfies the requirements of Section IM-5605-4 of the Nasdaq Manual and the Board of Trustees and/or the audit committee has adopted a charter that satisfies the requirements of Section IM-5605-3 of the Nasdaq Manual. The audit committee has reviewed the adequacy of its charter within the past twelve months.

(xxv)	Any statistical, demographic or market-related data included in the Registration Statement, the Prospectus or the other Offering Materials are based on or derived from sources that the Company believes to be reasonably reliable and accurate, and all such data included in the Registration Statement, the Prospectus and the other Offering Materials accurately reflects the materials upon which it is based or from which it was derived in all material respects.

(xxvi)	No transaction has occurred between or among the Company and any of its officers or trustees, shareholders or affiliates or any affiliate or affiliates of any such officer or trustee or shareholder or affiliate that is required to be described in and is not described in the Registration Statement and the Prospectus.

(xxvii)	Neither the Company nor, to the knowledge of the Company, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds on behalf of the Company, which payment, receipt or retention of funds is a character required to be disclosed in the Registration Statement or Prospectus and is not so disclosed.

(xxviii)	Each of the Company and its Subsidiaries has filed all federal, state, local and non-U.S. income tax returns required to be filed by or on behalf of the Company or any of its Subsidiaries on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all such taxes indicated by such tax returns and any other assessments, fines or penalties levied against it or any of its Subsidiaries to the extent that any of the foregoing have become due, excepting any failure to file or pay taxes that would not have a Company Material Adverse Effect. There are no taxes that have been assessed on, or any other assessment, fines or penalties levied against, the Company or any Subsidiary or are due by the Company or any Subsidiary that have not been paid, except for the nonpayment of which would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any federal, state, local or non-U.S. tax. To the Company’s knowledge, (A) there are no material tax deficiencies that have been threatened or asserted in writing against the Company or its Subsidiaries, (B) there are no tax audits, investigations or other administrative proceedings or court proceedings currently pending against the Company or the Subsidiaries with regard to any tax returns, (C) no taxing authority has notified the Company or the Subsidiaries in writing that it intends to investigate its tax affairs, and (D) the charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.

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(xxix)	The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Company or its business, assets, employees, officers and trustees, including the Company’s trustees and officers errors and omissions insurance policy, if any, are in full force and effect; the Company is in compliance with the terms of such policy, if any; and there are no claims by the Company under any such policy, if any, as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage, if any, as and when such coverage, if any, expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(xxx)	The Company owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business operated by the Company, except for that which the failure to own or possess would not reasonably be expected to have a Company Material Adverse Effect, and the Company has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, except for that which if determined to be invalid or inadequate would not reasonably be expected to have a Company Material Adverse Effect.

(xxxi)	Neither the Company nor any Subsidiary is required, nor, after giving effect to the Offer and the sale of the Rights and the Shares and the application of the proceeds thereof as described in the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, will be required, to be registered as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act (as defined herein) and the rules and regulations thereunder.

(xxxii)	Neither the Company nor, to the knowledge of the Company, any trustee, officer, agent, employee or representative of the Company acting on behalf of the company has, directly or indirectly, while acting on behalf of the Company (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (C) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”); or (D) made any other unlawful payment.

(xxxiii)	The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxiv)	Neither the Company nor, to the knowledge of the Company or any trustee, officer, agent or employee of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offer, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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(xxxv)	All of the information provided to the Dealer Manager or to counsel for the Dealer Manager by the Company, its officers and trustees in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules is true, complete and correct in all material respects.

(b)	The Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

(i)	The Manager has been duly organized and is validly existing as a limited liability company in good standing under the laws of Maryland, has full power and authority to own its assets and conduct its business and other activities conducted by it as described in the Registration Statement and the Prospectus.

(ii)	Each of this Agreement and the Management Agreement dated as of January 5, 2021 between the Manager and the Company (the “Management Agreement”) has been authorized, executed and delivered by the Manager, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Manager, subject to the qualification that the enforceability of the Manager’s obligations thereunder, as applicable, may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability (whether statutory or decisional) relating to or affecting creditors’ rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), except as enforcement of rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or principles of public policy.

(iii)	The Manager (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of Common Shares of the Company (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of the Rights pursuant to this Agreement), provided that, for the avoidance of doubt, the entry of the Manager into the Backstop Agreement (as defined herein) does not constitute a violation of any of the foregoing clauses (A) through (C).

(iv)	The Management Agreement is in full force and effect and neither the Company nor the Manager is in default thereunder.

(v)	All information furnished by the Manager including, without limitation, any description of the Manager and description of the Backstop Agreement (as defined herein) for use in (A) the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, and (B) Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information in the light of the circumstances under which such statements were made, not misleading.

(c)	Any certificate required by this Agreement that is signed by any officer of the Company or the Manager and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Company or the Manager, as the case may be, to the Dealer Manager, as to the matters covered thereby.

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2.	Agreement to Act as Dealer Manager.

(a)	On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

(i)	The Company hereby appoints the Dealer Manager to solicit the exercise of Rights and authorizes the Dealer Manager to sell Shares purchased by the Dealer Manager from the Company through the exercise of Rights as described herein in accordance with the Securities Act and the Exchange Act; the Company hereby authorizes the Dealer Manager to form and manage a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group”) that enter into a Selling Group Agreement with the Dealer Manager in the form attached hereto as Schedule A to solicit the exercise of Rights and to sell Shares purchased by the Selling Group Member from the Dealer Manager as described herein; and the Company hereby authorizes other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) that enter into a Soliciting Dealer Agreement with the Dealer Manager in the form attached hereto as Exhibit B to solicit the exercise of Rights. The Dealer Manager hereby agrees to solicit the exercise of Rights in accordance with its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of such Selling Group Agreement or Soliciting Dealer Agreement; and the Dealer Manager hereby agrees to form and manage the Selling Group to solicit the exercise of Rights and to sell Shares to the Selling Group purchased by the Dealer Manager from the Company through the exercise of Rights as described herein in accordance with its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of the Selling Group Agreement.

(ii)	The Company hereby authorizes the Dealer Manager to buy, facilitate the sale of and exercise Rights, including unexercised Rights delivered to Equiniti Trust Company, LLC, as subscription agent for the Offer (the “Subscription Agent”), for resale and Rights of Record Date Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, on the terms and conditions set forth in such Prospectus, and to sell Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. Sales of Shares by the Dealer Manager or Selling Group Members shall not be at a price higher than the offering price set by the Dealer Manager from time to time. The proceeds from the sale of Rights will be remitted to the Record Date Shareholders as set forth in the Prospectus.

(b)	To the extent permitted by applicable law, the Company agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of those lists, showing the names and addresses of, and number of Common Shares held by, Record Date Shareholders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

(c)	The Dealer Manager agrees to provide to the Company, in addition to the services described in Section 2(a), financial structuring and solicitation services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager’s out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Company, or any other party hereto, to the Dealer Manager in connection with the financial structuring and solicitation services provided by the Dealer Manager pursuant to this Section 2(c).

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(d)	The Company and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of the Rights, and that the Dealer Manager’s performance of financial structuring and solicitation services for the Company is pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Dealer Manager act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person, including Selling Group Members and Soliciting Dealers, in connection with any activity that the Dealer Manager may undertake or has undertaken in furtherance of its engagement pursuant to this Agreement, either before or after the date hereof. The Dealer Manager, Selling Group Members and Soliciting Dealers hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company, Dealer Manager, Selling Group Members and Soliciting Dealers agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Dealer Manager, Selling Group Members or Soliciting Dealers to the Company regarding such transactions, including but not limited to any opinions or views with respect to the subscription price or market for the Company’s Shares, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Dealer Manager, Selling Group Members and Soliciting Dealers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions; provided that this release shall not protect or purport to protect the Dealer Manager, Selling Group Members and Soliciting Dealers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under this Agreement.

(e)	In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Company, the Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the reckless disregard of the obligations and duties of the Dealer Manager under this Agreement.

3.	Dealer Manager Fees. In full payment for the financial structuring and solicitation services rendered and to be rendered hereunder by the Dealer Manager, the Company, agrees to pay the Dealer Manager a fee (the “Dealer Manager Fee”) equal to (i) 4.00% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege, other than the Shares issued to the Manager pursuant to its exercise of Rights and the Over-Subscription Privilege in fulfillment of its obligations under that certain Rights Offering Backstop Agreement between the Company and the Manager dated as of October 30, 2025 (the “Tremont Shares”) (the “Backstop Agreement”); and (ii) 2.00% of the aggregate Subscription Price for the Tremont Shares. For the avoidance of any doubt, any Shares purchased by the Manager from the Company upon the expiration of the Offer of all Shares not otherwise sold in the Offer pursuant to the terms of the Backstop Agreement shall not be included in any computation of the Dealer Manager Fee. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow selling fees (the “Selling Fees”) to Selling Group Members equal to 2.00% of the Subscription Price per Share for each Share issued pursuant to either (a) the exercise of Rights and the Over-Subscription Privilege where such Selling Group Member is so designated on the subscription form or (b) the purchase for resale from the Dealer Manager in accordance with the Selling Group Agreement. With respect to Shares purchased by a Selling Group Member from the Dealer Manager in accordance with the Selling Group Agreement, such fee may from time to time vary from 2.00% of the Subscription Price per Share. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow soliciting fees (the “Soliciting Fees”) to Soliciting Dealers equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege where such Soliciting Dealer is so designated on the subscription form, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through The Depository Trust Company (“DTC”) on the Record Date. The Dealer Manager agrees to pay the Selling Fees or Soliciting Fees, as the case may be, to the broker-dealer designated on the applicable portion of the form used by the holder to exercise Rights and the Over-Subscription Privilege, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Selling Group Agreement or Soliciting Dealer Agreement, then the Dealer Manager shall retain such Selling Fee or Soliciting Fee for Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Manager by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Company issues Shares after the Expiration Date. Payment to a Selling Group Member or Soliciting Dealer will be made by the Dealer Manager directly to such Selling Group Member or Soliciting Dealer by check to an address identified by such broker-dealer. Such payments shall be made on or before the tenth business day following the day the Company issues Shares after the Expiration Date.

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4.	Other Agreements.

(a)	The Company covenants with the Dealer Manager as follows:

(i)	The Company will use its reasonable best efforts to maintain the Registration Statement’s effectiveness under the Securities Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

(ii)	The Company will notify, and confirm the notice in writing to, the Dealer Manager as promptly as practicable (A) of any amendment to the Registration Statement (including any post-effective amendment), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (E) of the receipt of any written notice regarding the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Company will use its reasonable best efforts to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof as promptly as practicable.

(iii)	The Company will give the Dealer Manager notice of its intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective), whether pursuant to the Securities Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will consider any comments of the Dealer Manager in good faith.

(iv)	The Company will promptly file any Issuer Free Writing Prospectus to the extent required by Rule 433.

(v)	The Company will, without charge, deliver to the Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

(vi)	The Company will, without charge, furnish to the Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may request for the purposes contemplated by the Securities Act or the Rules and Regulations.

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(vii)	If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager, to amend or supplement the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus (or the other Offering Materials) to make the Prospectus or any Issuer Free Writing Prospectus (or such other Offering Materials) not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a Record Date Shareholder, the Company will forthwith amend or supplement the Prospectus or any Issuer Free Writing Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Manager a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to the Prospectus or any Issuer Free Writing Prospectus (in form and substance reasonably satisfactory to counsel for the Dealer Manager), at the Company’s expense, which will amend or supplement the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus (or otherwise will amend or supplement such other Offering Materials) so that the Prospectus or any Issuer Free Writing Prospectus (or such other Offering Materials) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus or any Issuer Free Writing Prospectus (or such other Offering Materials) is delivered to a Record Date Shareholder, not misleading.

(viii)	The Company will endeavor, in cooperation with the Dealer Manager and its counsel, to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Manager may reasonably designate and maintain such qualifications in effect for the duration of the Offer. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

(ix)	For a period of 180 days from the date of this Agreement, the Company will not, without the prior written consent of the Dealer Manager, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Company or securities convertible into such securities, other than the Rights and the Shares, the Common Shares issued in reinvestments of dividends or distribution, the Common Shares issued pursuant to the Company’s Amended and Restated 2021 Equity Compensation Plan and the Common Shares issued (including any options to purchase Common Shares, upon the exercise of such options) pursuant to any stock option, stock bonus or other stock plan or arrangement as described in the Registration Statement and the Prospectus.

(x)	The Company will cause the Rights and the Shares to be duly authorized for listing by Nasdaq prior to the time the Rights and the Shares are issued, respectively.

(xi)	The Company currently intends to continue to qualify as a REIT under the Code and will use its best efforts to maintain its qualification and election to be taxed as a REIT under the Code for its taxable year ending December 31, 2025 and will continue to use its best efforts to continue to qualify for taxation as a REIT under the Code, unless the Board of Trustees of the Company determines that it is no longer in the best interests of the Company to qualify as a REIT.

(xii)	The Company will apply the net proceeds from the Offer in such a manner as to continue to comply with the requirements of the Prospectus as set forth under “Use of Proceeds”. The Company shall not invest or otherwise use the proceeds received by it in connection with the Offer in such a manner as would reasonably be expected to require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

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(xiii)	The Company will advise or cause the Subscription Agent (A) to advise the Dealer Manager and, only where specifically noted, each Selling Group Member who specifically requests, from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Record Date Shareholders exercising Rights, the total number of Rights exercised by each Record Date Shareholder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Selling Group Member, not later than 5:00 p.m., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; (B) to offer to sell any Rights received for resale from Record Date Shareholders, including clients of Selling Group Members, exclusively to or through the Dealer Manager, which may, at its election, purchase such Rights as principal or act as agent for the resale thereof; and (C) to issue Shares upon the Dealer Manager’s exercise of Rights no later than the close of business on the business day following the day that full payment for such Shares has been received by the Subscription Agent.

(b)	Neither the Company nor the Manager will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights or the Shares.

(c)	Except as required by applicable law, the use of any reference to the Dealer Manager in any Offering Materials or any other document or communication prepared, approved or authorized by the Company or the Manager in connection with the Offer is subject to the prior approval of the Dealer Manager, provided that if such reference to the Dealer Manager is required by applicable law, the Company and the Manager agree to notify the Dealer Manager within a reasonable time prior to such use but the Company and the Manager are nonetheless permitted to use such reference.

5.	Payment of Expenses.

(a)	The Company will pay all expenses incident to the performance of the Company’s obligations under this Agreement and in connection with the Offer, including, but not limited to (i) expenses relating to the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) expenses relating to the preparation, issuance and delivery of the certificates, if any, for the Shares and subscription certificates relating to the Rights, (iii) the fees and disbursements of the Company’s counsel (including the fees and disbursements of local counsel) and accountants, (iv) expenses relating to the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees, (v) expenses relating to the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred with respect to filing with FINRA, including the fees and disbursements of the Dealer Manager’s counsel with respect thereto, (vii) the fees and expenses incurred in connection with the listing of the Rights and the Shares on Nasdaq, (viii) expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $150,000, incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers, upon proper presentation of documentation thereof, (ix) the fees and expenses incurred with respect to the Subscription Agent and any information agent and (x) all other fees and expenses incurred in connection with or relating to the Offer.

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(b)	In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Company agrees to reimburse the Dealer Manager upon request made from time to time for a portion of its reasonable out-of-pocket expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel, upon proper presentation of documentation therefor, in an amount not to exceed $200,000.

(c)	If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9(a), the Company agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager, upon proper presentation of documentation therefor, in an amount not to exceed $200,000. In the event the transactions contemplated hereunder are not consummated, the Company agrees to pay all of the costs and expenses set forth in Sections 5(a) and (b) which the Company would have paid if such transactions had been consummated.

6.	Conditions of the Dealer Manager’s Obligations. The obligations of the Dealer Manager hereunder (including any obligation to pay for Shares issuable upon exercise of Rights by the Dealer Manager) are subject to the accuracy of the respective representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to the following further conditions:

(a)	The Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, no revocation of registration has been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Dealer Manager, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise).

(b)	On the Representation Date and the Expiration Date, the Dealer Manager shall have received:

(i)	The opinion, dated the Representation Date and the Expiration Date, of Ropes & Gray, LLP, counsel for the Company, and the opinion, dated the Representation Date and the Expiration Date, of Duane Morris LLP, special counsel for the Company, in substance satisfactory to counsel for the Dealer Manager. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

(ii)	Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Offering Materials and Registration Statement with certain officers and/or employees of the Company and the Company’s independent registered public accounting firm, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus or omitted therefrom).

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(iii)	The opinion, dated the Representation Date and the Expiration Date, of Sullivan & Worcester LLP, tax counsel for the Company, in form and substance reasonably satisfactory to counsel for the Dealer Manager, to the effect set forth in Exhibit C to this Dealer Manager Agreement. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

(c)	The Dealer Manager shall have received from Mayer Brown LLP, counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date and the Expiration Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(d)	The Company shall have furnished to the Dealer Manager certificates of the Company, signed on behalf of the Company by the President or other senior officer of the Company, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

(i)	the representations and warranties of the Company in this Agreement are true and correct on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be (to the extent not waived in writing by the Dealer Manager);

(ii)	no stop order suspending the effectiveness of the Registration Statement has been issued, no revocation of registration has been issued and no proceedings for that purpose have been instituted or threatened by the Commission or any other regulatory body, whether foreign or domestic;

(iii)	since the date of the most recent balance sheet included or incorporated by reference in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, management, properties, net worth or results of operations of the Company (excluding fluctuations in the Company’s book value due to investment activities in the ordinary course of business), except as set forth in or contemplated in the Prospectus;

(iv)	the Company has performed all of its respective obligations that this Agreement requires it to perform by such Representation Date (to the extent not waived in writing by the Dealer Manager).

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(e)	The Manager shall have furnished to the Dealer Manager certificates of the Manager, signed on behalf of the Manager by the President or other senior officer dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

(i)	the representations and warranties of the Manager in this Agreement are true and correct on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Manager has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be (to the extent not waived in writing by the Dealer Manager); and

(ii)	the Manager has performed all of its respective agreements that this Agreement requires it to perform by such Representation Date (to the extent not waived in writing by the Dealer Manager).

(f)	Deloitte & Touche LLP shall have furnished to the Dealer Manager letters, dated the Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager, stating in effect that:

(i)	it is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations, and the rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States);

(ii)	in its opinion, the audited financial statements examined by it and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the respective Rules and Regulations with respect to registration statements on Form S-3;

(iii)	it has performed specified procedures, not constituting an audit in accordance with generally accepted auditing standards, including a reading of the latest available unaudited financial information of the Company, a reading of the minute books of the Company, and inquiries of officials of the Company responsible for financial and accounting matters, and on the basis of such inquiries and procedures nothing came to its attention that caused it to believe that at a specified date prior to the Representation Date or the Expiration Date, as the case may be, there was any change in the Common Shares, any decrease in net assets or any increase in long-term debt of the Company as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur, or they shall state any specific changes, increases or decreases; and

(iv)	in addition to the procedures referred to in clause (iii) above, it has compared certain dollar amounts (or percentages as derived from such dollar amounts) and other financial information regarding the operations of the Company appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have found such items to be in agreement with the accounting and financial records of the Company.

(g)	Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (excluding an amendment or supplement subsequent to the Representation Date), (i) there shall not have been any change, increase or decrease specified in the letter or letters referred to in Section 6(f), (ii) no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, management, properties, net worth or results of operations of the Company shall have occurred or become known and (iii) no transaction which is material and adverse to the Company shall have been entered into by the Company.

(h)	Prior to the Representation Date, the Company shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

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(i)	If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Expiration Date by the Dealer Manager. Notice of such cancellation shall be given to the Company in writing or by telephone confirmed in writing.

7.	Indemnity and Contribution.

(a)	The Company and the Manager agree to indemnify, defend and hold harmless the Dealer Manager, each Selling Group Member and each Soliciting Dealer, and their respective partners, directors, officers, employees, agents and affiliates and any person who controls the Dealer Manager, a Selling Group Member and or a Soliciting Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person may incur under the Securities Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term “Prospectus” for the purpose of this Section 7 being deemed to include any preliminary prospectus, any Issuer Free Writing Prospectus, the Offering Materials, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Company expressly for use with reference to the Dealer Manager, Selling Group Members or Soliciting Dealers in such Registration Statement or such Prospectus.

(b)	If any action, suit or proceeding (together, a “Proceeding”) is brought against the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Dealer Manager, a Selling Group Member, a Soliciting Dealer or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding by written notice to such indemnified party, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the failure to so notify the Company shall not relieve the Company from any liability which the Company may have to the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person or otherwise, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. The Dealer Manager, a Selling Group Member, a Soliciting Dealer or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Dealer Manager, a Selling Group Member, a Soliciting Dealer or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice from counsel) that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company may employ counsel and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company), in any of which events the reasonable fees and expenses shall be borne by the Company and paid as incurred in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding (provided that the Company shall not be liable for the expenses of more than one separate counsel in connection with any one Proceeding or series of related Proceedings). The Company shall not be liable for any settlement of any Proceeding effected without its written consent, but if a Proceeding is settled with the written consent of the Company, then the Company agrees to indemnify and hold harmless the Dealer Manager, a Selling Group Member, a Soliciting Dealer and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 business days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party unless such indemnified party gives written consent to such admission of fault, culpability or a failure to act.

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(c)	The Dealer Manager agrees to indemnify, defend and hold harmless the Company and its trustees, directors, members, and officers, employees, agents and affiliates, and any person who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons to the same extent as the foregoing indemnity from the Company to the Dealer Manager, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Company expressly for use with reference to the Dealer Manager in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in the light of the circumstances under which they were made).

(d)	If any Proceeding is brought against the Company, or any such person in respect of which indemnity may be sought against the Dealer Manager pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Dealer Manager in writing of the institution of such Proceeding and the Dealer Manager shall assume the defense of such Proceeding by written notice to such indemnified party, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify the Dealer Manager shall not relieve the Dealer Manager from any liability which the Dealer Manager may have to the Company or any such person or otherwise, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Dealer Manager in connection with the defense of such Proceeding or such Dealer Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice from counsel) that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Dealer Manager (in which case the Dealer Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Dealer Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Dealer Manager), in any of which events the reasonable fees and expenses shall be borne by the Dealer Manager and paid as incurred in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding. The Dealer Manager shall not be liable for any settlement of any such Proceeding effected without the written consent of the Dealer Manager but if settled with the written consent of the Dealer Manager, the Dealer Manager agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 business days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party unless such indemnified party gives written consent to such admission of fault, culpability or a failure to act.

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(e)	If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations with respect to the Offer. The relative benefits received by the Company on the one hand and the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other shall be deemed to be in the same respective proportions as the total proceeds from the Offer (net of the Dealer Manager Fee but before deducting expenses) received by the Company and the total Dealer Manager Fee received by the Dealer Manager, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Dealer Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f)	The Company and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 7, neither the Dealer Manager nor any Selling Group Member or Soliciting Dealer shall be required to contribute any amount in excess of the fees received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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(g)	Notwithstanding any other provisions in this Section 7, no party shall be entitled to indemnification or contribution under this Dealer Manager Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of such person’s reckless disregard of such person’s obligations and duties thereunder. The parties hereto acknowledge that the foregoing provision shall not be construed to impose upon any such parties any duties under this Agreement other than as specifically set forth herein (it being understood that the Dealer Manager, Selling Group Members and Soliciting Dealers have no duty hereunder to the Company to perform any due diligence investigation).

(h)	The indemnity and contribution agreements contained in this Section 7 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager, a Selling Group Member, a Soliciting Dealer, and their respective partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Dealer Manager, a Selling Group Member or a Soliciting Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, their directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Rights. The Company and the Dealer Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company against any of their officers or directors in connection with the issuance of the Rights, or in connection with the Registration Statement or Prospectus.

(i)	The Company acknowledges that the statements under the heading “The Offering—Dealer Manager Agreement” in the Prospectus constitute the only information furnished in writing to the Company by the Dealer Manager expressly for use in such document, and the Dealer Manager confirms that such statements are correct in all material respects.

8.	Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Dealer Manager set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager or the Company or any of their officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

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9.	Termination of Agreement.

(a)	(a) The obligations of the Dealer Manager hereunder shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Company prior to 5:00 p.m., New York time on the Expiration Date, if (A) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business, management, properties, net worth or results of operations of the Company, which would in the Dealer Manager’s judgment, make it impracticable or inadvisable to proceed with the Offer on the terms and manner contemplated in the Registration Statement and the Prospectus, or (B) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or Nasdaq; (ii) a suspension or material limitation in trading in the Company’s Common Shares or in the Rights on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) a material adverse change in the financial or securities markets in the United States or the international financial markets; (v) acts of terrorism or a material outbreak or escalation of hostilities involving the United States or a declaration by the United States of a national emergency or war; or (vi) any other calamity or crisis or any change in financial, political, economic, currency, banking or social conditions in the United States, if the effect of any such event specified in clause (v) or (vi) in the Dealer Manager’s judgment makes it impracticable or inadvisable to proceed with the Offer on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(b)	If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 and the Dealer Manager shall not have any obligation to purchase any Shares upon exercise of Rights.

10.	Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to UBS Securities LLC, 11 Madison Avenue, New York, New York 10010, Attention: Syndicate and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Newton, Massachusetts 02458, Attention: Matthew C. Brown, Chief Financial Officer and Treasurer.

11.	Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

12.	Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

13.	Submission to Jurisdiction. Except as set forth below, no claim (a “Claim”) which relates to the terms of this Agreement or the transactions contemplated hereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and the Manager consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company and the Manager hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Dealer Manager or any indemnified party. Each of the Dealer Manager, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Manager waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Manager, as the case may be, agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company or the Manager, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Company or the Manager is or may be subject, by suit upon such judgment.

14.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Manager and the Dealer Manager.

Very truly yours,

SEVEN HILLS REALTY TRUST

By:	/s/ Thomas J. Lorenzini
Name: Thomas J. Lorenzini
Title: President

TREMONT REALTY CAPITAL LLC

By:	/s/ Matthew P. Jordan
Name: Matthew P. Jordan
Title: President and Chief Executive Officer

[Signature Page to Dealer Manager Agreement]

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The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

UBS SECURITIES LLC

By:	/s/ Billy McArthur
Name: Billy McArthur
Title: Managing Director

By:	/s/ James Rainey
Name: James Rainey
Title: Associate Director

[Signature Page to Dealer Manager Agreement]

Exhibit A

[SELLING GROUP AGREEMENT]

Exhibit B

[SOLICITING DEALER AGREEMENT]

Exhibit C

[FORM OF OPINION OF TAX COUNSEL REGARDING THE COMPANY]

Schedule A

SUBSIDIARIES OF SEVEN HILLS REALTY TRUST

Name	State of Formation, Organization or Incorporation
Floral Vale LLC	Delaware
RMRM RTP Lender LLC	Delaware
RMTG Lender LLC	Delaware
RMTG Lender 2 LLC	Delaware
Seven Hills BH Lender LLC	Delaware
Seven Hills WF Finance LLC	Delaware
Seven Hills WF Lender LLC	Delaware
TRMT CB Lender LLC	Delaware
TRMT TCB Lender LLC	Delaware
TRMT TRS Inc.	Maryland